EXHIBIT 10.1
FOURTH AMENDMENT TO THE
CREDIT CARD PROGRAM AGREEMENT
This Fourth Amendment to the Credit Card Program Agreement (“Fourth Amendment”) is made and entered into as of July 30, 2010 by and between HSBC Bank Nevada, National Association (“HSBC” or “Bank”), and The Bon-Ton Stores, Inc. (“Bon-Ton”) and amends that certain Credit Card Program Agreement dated as of June 20, 2005, as previously amended (“Agreement”).
WHEREAS, the undersigned parties desire to amend the Agreement.
NOW THEREFORE, in consideration of the mutual promises, covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HSBC and Bon-Ton do hereby agree as follows:
1.	Section 20 of the Third Amendment to the Credit Card Program Agreement is deleted and replaced in its entirety to read as follows:
(20)
Subject to the provisions of Schedule 3-20, attached hereto, (a) either party may terminate this Third Amendment (the “Opt Out Right”) by providing written notice to the other party (the “Opt Out Notice”) no earlier than April 1, 2010 and no later than August 31, 2010, and (b) this Third Amendment shall terminate and be of no further force or effect on the 14th day following delivery of the Opt Out Notice (the “Opt Out Effective Date”). The entry into and, if applicable, subsequent termination of this Third Amendment in accordance with this paragraph shall not impact any rights of any party to the Agreement existing prior to the date of this Third Amendment.

2. All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement, as amended.
3. Except as otherwise modified herein, the terms and conditions of the Agreement, as amended, remain in full force and effect.
IN WITNESS WHEREOF, the parties hereby execute this Fourth Amendment by their authorized representatives.

The Bon-Ton Stores, Inc.		HSBC Bank Nevada, National Association

By:	/s/ BYRON L. BERGREN	By:	/s/ BRIAN D. HUGHES

	Authorized Signature		Authorized Signature

Byron L. Bergren	Brian D. Hughes
Name (Type or Print)	Name (Type or Print)

President & Chief Executive Officer	Executive Vice President
Title	Title